SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 19, 2002
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter)

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other Information
The information in Exhibit 99.1 is incorporated herein by reference.
Statements made in this press release that relate to future events are forward-looking statements which inherently involve uncertainties that could cause actual events to materially differ.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Press Release dated July 19, 2002 announcing Board approval of a share repurchase program.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2002	PepsiCo, Inc.

By:	/S/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 19, 2002 announcing Board approval of a share repurchase program.